Exhibit 10.1

August 24, 2021 INVESTOR TEASER A PRIL 2026

Private and Confidential Long - term offtake and tolling arrangement with Shell including meaningful upside through refining margin participation 1 Built - in growth plan expected to more than triple EBITDA in a short period of time 2 The Company will leverage significant existing permits required for the restart and repurposing of the Plant 3 3rd Party Engineering Report confirming $80.0 million cost to repurpose the Plant is well under way 5 Approximately 25% of pro forma shares outstanding will be subject to lockup until the Plant is fully operational 7 Low leverage and strong pro forma balance sheet 6 Rising oil production in the Uinta Basin with supportive macro and political environment 4 Experienced Management Team and Board with significant experience in the Uinta Basin 8 Transaction Summary Investment Highlights 2 Source: Company.

Private and Confidential Transaction Summary Overview Integrated Rail and Resources Acquisition Corp. (“IRRX“) has purchased Tar Sands Holdings II, LLC (“TSHII”), which owns Crown Asphalt Ridge Oil Sands processing plant (the “Refinery” or the “Plant”) and associated Tar Sands Resources (“Tar Sands”). The combined company, Uinta Infrastructure Group Corp., then changed its name to Integrated Rail & Resources Inc. (the “Company”) 100% of TSHII acquired by IRRX for: $12 million debenture and $8 million of common stock (with seller receiving cash for debenture at follow - on equity offering) Additional capex includes: $80 million to refurbish and repurpose the Plant and $85 million to increase Plant capacity from 16,500 barrels per day (“bbl/d”) to 50,000 bbl/d 3 ● TSHII located near Vernal, Utah, is as an asphalt separation and refining operation consisting of process equipment, feedstock and product storage tanks, support utilities, and facilities ‒ Construction of the Plant was completed in 2000 and became operational for a short period of time ‒ From May 1 – September 30 of that year, the Plant was used as a distribution terminal, and emulsion and Polymer Modified Asphalt (PMA) manufacturing plant during the asphalt season and summer months ‒ A major commissioning of diesel fuel was successfully attempted in 2012 ● The Plant consists of: ‒ Process equipment (atmospheric and vacuum columns, sour water stripper, heaters, heat exchangers, pumps, piping, valves, etc.) ‒ Feedstock and product storage tanks, material handling equipment (feeders, blenders, centrifuges, hoppers and conveyors) ‒ Support utilities (water, power, sewer, steam system, water softening, etc.) ‒ Facilities (office/laboratory and warehouse), controls, instrumentation and site improvements ● The Plant will be refurbished and repurposed to enable it to refine Uinta Basin waxy crude oil into high value petroleum products such as LPG, Naphtha and Diesel ‒ Initially the Plant will have 16,500 bbl/d of refining capacity with further plans to expand to 33,250 bbl/d in 2029 and 50,000 bbl/d in 2030 ‒ The Company has entered into a long - term offtake and tolling arrangement with Shell o Capital Cost Payment (the "Capital Cost") of $11.4 million annually ($948,000 per month on average) (1) o Fixed Operating Costs of app. $13.4 million annually o Product Fee of $2.21 / bbl o 50% Gross Refining Margin Fee Source: Company. (1) Represents payments over the first 12 months. Assumes principal amortization over 101 months with 7.5% annual interest.

Tar Sands Holdings II Acquisition

Repurposing Plan for the Plant

Overview

- Approximately $80.0 million of additional capital will be spent to restart and repurpose the plant for processing of Uinta Basin crude oil
  - With the implementation of capital expenditures, the plant will be expanded to a consistent capacity of 16,500 bbl/d
  - Throughout 2028, approximately $85.0 million will be spent to increase plant capacity to 50,000 bbl/d

Transaction proceeds for Plant repurposing / refurbishment directly linked to near-term production increase


2026E Capex
$80.0 million
2028E Capex
$85.0 million
8,250
16,500
33,250
50,000
50,000
2026E
2027E
2028E
2029E
2030E
2031E
Daily Barrels

Shell Marketing and Trading

- The Company has entered into a long-term offtake and tolling arrangement with Shell Trading U.S. Company, whose parent is an A+ / Aa2 credit-rated counterparty(1)
- Shell will be the sole supplier of crude feedstock to the Facility, and the sole purchaser of refined products for the initial Nameplate Capacity, and for any expansion capacity for which Shell contracts
- The Company is responsible for maintaining operational storage, line fill, tank heels, etc. necessary to operate the Facility

Shell is expected to market the following refined products that are processed through the facility

Near-term Products

- LPG
- Naphtha
- Gas Oil
- Diesel

Other Potential Products

- Gasoline
- ULSD
- Jet Fuel

Source: Company.

(1) A+ S&P credit rating as of 2/18/2021. Aa2 Moody's credit rating as of 8/29/2024.

Private and Confidential

4

Tar Sands Holdings II Acquisition

Risk Mitigation

Development

- ✓ Fully permitted refinery operation
- ✓ Existing refinery with established utilities, tankage, and interconnects
- ✓ IRRX delivers refinery capacity at ~30% of greenfield capital (~$78MM vs. ~$270MM), with faster time to cash flow and materially lower execution risk

Design / Construction

- ✓ Executed Guaranteed Maximum Price EPC contract with B H, Inc. for $78 million
- ✓ EPC includes capacity, product quality, and schedule performance guarantees
- ✓ Becht engaged as owner's representative, providing independent oversight and validation

Market / Customer

- ✓ Fully executed long-term offtake and tolling agreement with Shell Trading U.S. Company
- ✓ Shell will be the sole supplier of crude feedstock, and sole purchaser of refined products
- ✓ Shell agreement provides for operating and financing cost recovery

Operations

- ✓ Potential O&M: 5-year contract with Entara to stabilize facility operating ramp-up period
- ✓ Accelerates hiring of experienced refinery staff while strengthening site safety, regulatory compliance, and operational readiness

Source: Company.

Private and Confidential

5

Uinta Basin Overview

Extensive Demand from Gulf Coast Refiners

There are at least 80 refining locations identified that are capable of processing Uinta Crude Oil[(1)]

- The below refineries have rail and steam capabilities as well as the equipment necessary to process and offload unblended Uinta Crude
- The atmospheric distillation of the seven Gulf Coast refineries highlighted below exceeds the total atmospheric distillation of the SLC refineries by ~12x
  - In addition to the below refineries, there are numerous blending facilities that are capable of receiving and blending Uinta Crude to desirable specifications

Despite extensive demand and refining capabilities, transportation capacity from the Uinta Basin to the Gulf Coast is currently limited

Selected Gulf Coast Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
Motiva	Port Arthur, TX	630,000				82,000	82,000	1,475	Yes	Yes
ExxonMobil	BatonRouge, LA	523,200			27,000		27,000	1,581	Yes	Yes
ExxonMobil	Beaumont, TX	359,200					65,500	1,435	Yes	Yes
Deer Park (Shell/PEMEX)	Deer Park, TX	340,000	24,500			60,000	60,000	1,338	Yes	Yes
Shell	Norco, LA	250,000					44,000	1,640	Yes	Yes
Valero	Port Arthur, TX	415,000				123,000	123,000	1,475	Yes	Yes
Valero	St. Charles, LA	220,000			28,000	70,000	98,000	1,640	Yes	Yes
Total Selected Gulf Coast Refineries		**2,737,400**	**24,500**		**55,000**	**335,000**	**499,500**			

Selected West Coast Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
BP Cherry Point	Blaine, WA	236,000				65,000		1,115	Yes	Yes
Total Selected West Coast Refineries		**236,000**				**65,000**				

Salt Lake City Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
Big West Oil	North Salt Lake, UT	32,000	8,500					124	No	No
Chevron	Salt Lake City, UT	56,000	8,500					119	No	No
Tesoro	Salt Lake City, UT	63,000	11,400					119	No	No
Holly Frontier	Woods Cross, UT	26,400	8,400	6,000		9,000	9,000	126	No	No
Total SLC Refineries		**177,400**	**36,800**	**6,000**		**9,000**	**9,000**			

Source: HDR Engineering.
(1) Does not consider offload capability.

Private and Confidential

6

Uinta Basin Overview

Select Upstream Operators

Overview

- FourPoint Resources, LLC holds a large position and has remained active drilling wells over the last few years both internally and through development partnerships
- Prominent sponsor backed portfolio companies have entered the play through acquisitions and development partnerships with legacy operators
  - Crescent Energy (NYSE: CRGY, KKR sponsored, operates under Javelin Energy Partners)
  - FourPoint Energy (Quantum Capital Group and Kayne Anderson sponsored)
  - Uinta Wax (NGP sponsored company is a partner)
  - XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs
- Other operators that have entered the play and are evaluating extending the core of the play include
  - Berry Petroleum (NASDAQ: BRY)
  - Foothills Exploration (private)
  - Greylock Energy (private)
  - Koda (Quantum Capital Group sponsored)
  - Vaquero Energy (private)

Select Operator Positions



UT
XCL RESOURCES
XCL RESOURCES
Crescent Energy
FOURPOINT ENERGY
Duchesne
Utah
Uintah
VAQUERO ENERGY
UINTA WAX
FOOTHILLS
bry
GREYLOCK
KODA
Carbon
XCL (SM/NOG)
Berry Petroleum
Greylock
Crescent Energy (KKR)
Uinta Wax
Foothills Exploration
Koda (Quantum)
FourPoint Resources
Vaquero Energy
XCL (SM/NOG)

Source: Enverus and company websites.

(1) Ovintiv recently divested mature waterflood assets.

Private and Confidential

7